Exhibit 99.2
 FOURTH QUARTER AND FULL YEAR 2022 EARNINGS CALL  FEBRUARY 9, 2022

 Forward-looking statements  This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.   Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following:  general economic uncertainty in key global markets and a worsening of global economic conditions;  travel industry disruptions;  seasonality of our businesses;  the impact of the COVID-19 pandemic on our financial condition, liquidity, and cash flow;  our ability to anticipate and adjust for the impact of the COVID-19 pandemic on our businesses;  unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects;  our exposure to labor shortages, turnover, and labor cost increases;  the importance of key members of our account teams to our business relationships;  our ability to manage our business and continue our growth if we lose any of our key personnel;  the competitive nature of the industries in which we operate;  our dependence on large exhibition event clients;  adverse effects of show rotation on our periodic results and operating margins;  transportation disruptions and increases in transportation costs;  natural disasters, weather conditions, accidents, and other catastrophic events;  our exposure to labor cost increases and work stoppages related to unionized employees;  our multi-employer pension plan funding obligations;  our ability to successfully integrate and achieve established financial and strategic goals from acquisitions;  our exposure to cybersecurity attacks and threats;   our exposure to currency exchange rate fluctuations;  liabilities relating to prior and discontinued operations; and  compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data.  For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.  2

 NON-GAAP FINANCIAL MEASURES  This document includes the presentation of “Adjusted EBITDA” and ”Income (Loss) Before Other Items”, which are supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.    The use of these non-GAAP financial measures is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because these non-GAAP measures do not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance.  Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, and the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests.   Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business.  Income (Loss) Before Other Items is defined by management as net income attributable to Viad before income (loss) from discontinued operations, acquisition-related costs, attraction start-up costs, restructuring charges, impairment charges, other non-recurring expenses, and tax matters.   Income (Loss) Before Other Items is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s performance.   3  Forward-Looking Non-GAAP Measures  The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, acquisition-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

 Q4’22 HIGHLIGHTS  4

 FINANCIAL PERFORMANCE

SOLID Q4'22 RESULTS IN LINE WITH GUIDANCE

(in millions)	Q4'22	Q4'21	$ Change
Revenue	**$ 248.0**	**$ 183.6**	**$ 64.5**
Pursuit Revenue	34.1	23.4	10.8
GES Revenue	213.9	160.2	53.7
Net Loss Attributable to Viad	**$ (5.7)**	**$ (22.5)**	**$ 16.8**
Loss Before Other Items	(25.5)	(22.5)	(3.0)
Consolidated Adjusted EBITDA*	**$ (2.0)**	**$ (3.8)**	**$ 1.8**
Pursuit Adjusted EBITDA*	(11.3)	(9.9)	(1.4)
GES Adjusted EBITDA*	12.7	9.6	3.1
Corporate Adjusted EBITDA*	(3.5)	(3.6)	0.1

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*

- **Revenue grew 35.1%** or $64.5 million driven by 46% growth at Pursuit and 34% growth at GES
- **Net loss attributable to Viad improved by $16.8 million** primarily as a result of a gain on the sale of a non-core business within GES and higher Adjusted EBITDA
- **Consolidated Adjusted EBITDA improved by $1.8 million** primarily due to stronger revenue at GES
  - GES Adjusted EBITDA was above the high-end of guidance range on continued strengthening of live event activity and great execution
  - Pursuit Adjusted EBITDA was below the low-end of guidance range primarily due to higher than anticipated expenses in this seasonally slow quarter

6 VIAD

PURSUIT Q4’22 RESULTS YEAR-OVER-YEAR

(in millions)	Q4’22	Q4’21	$ Change
Revenue:			
Same Store	$ 24.2	$ 18.3	$ 5.9
New Experiences	10.0	5.1	4.8
Total Pursuit	$ 34.1	$ 23.4	$ 10.8
Adjusted EBITDA*:			
Same Store	$ (12.0)	$ (9.0)	$ (3.0)
New Experiences	0.8	(0.9)	1.6
Total Pursuit	$ (11.3)	$ (9.9)	$ (1.4)

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*

Note: Amounts may not add as presented due to rounding

New Experiences include:

- Forest Park Hotel (opened August 2022)
- Glacier Raft Co (acquired April 2022)
- FlyOver Las Vegas (opened September 2021)
- Golden Skybridge (acquired March 2021 and opened June 2021)
- Sky Lagoon (opened May 2021)

- Revenue of $34.1 million increased 46% year-over-year, reaching a new record
- Adjusted EBITDA declined year-over-year primarily due to higher expenses incurred and Q4’21 wage subsidies that did not repeat in 2022
- New experiences contributed favorably to both revenue and adjusted EBITDA during the quarter

7 VIAD

 8  GES Q4’22 RESULTS Year-over-year  8  (in millions)  Q4’22     Q4’21     $ Change                                Revenue:                             Spiro  $   72.1      $   54.7      $   17.4      GES Exhibitions      143.6          108.2          35.4     Inter-segment Elims      (1.8)         (2.7)         0.9     Total GES  $   213.9      $   160.2     $   53.7  Adjusted EBITDA*:                             Spiro  $   5.8     $   6.4     $   (0.6)     GES Exhibitions      6.9          3.2         3.7     Total GES  $   12.7      $   9.6     $   3.1  * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.  Note: Amounts may not add as presented due to rounding  Revenue grew 33.5% year over year reflecting continued improvement in live event activity  Spiro revenue grew 31.8%  Exhibitions revenue grew 32.7%  Adjusted EBITDA improved by $3.1 million reflecting higher revenue and staffing levels to support increased business activity

2022 FULL YEAR PERFORMANCE WAS STRONG

Viad Consolidated			
(in millions)	FY'22	FY'21	$ Change
Revenue	**$ 1,127.3**	**$ 507.3**	**$ 620.0**
Net income attributable to Viad	**$ 23.2**	**$ (92.7)**	**$ 115.9**
Income before other items	12.3	(81.6)	93.9
Consolidated Adjusted EBITDA*	**$ 116.1**	**$ 1.3**	**$ 114.8**

- Revenue more than doubled vs. 2021
- GES delivered significant growth as live event activity accelerated in 2022
- Pursuit delivered strong same-store growth as well as incremental revenue from new experiences

Pursuit			
(in millions)	FY'22	FY'21	$ Change
Revenue:			
Same Store	$ 256.1	$ 171.4	$ 84.7
New Experiences	43.2	15.6	27.6
Total Pursuit	$ 299.3	$ 187.0	$ 112.3
Adjusted EBITDA*:			
Same Store	$ 61.0	$ 39.4	$ 21.6
New Experiences	6.9	3.3	3.6
Total Pursuit	$ 67.9	$ 42.7	$ 25.3

GES			
(in millions)	FY'22	FY'21	$ Change
Revenue:			
Spiro	$ 277.6	$ 116.6	$ 161.1
GES Exhibitions	557.9	209.5	348.4
Inter-segment Elims	(7.5)	(5.8)	(1.7)
Total GES	$ 828.0	$ 320.3	$ 507.7
Adjusted EBITDA*:			
Spiro	$ 27.0	$ (4.3)	$ 31.3
GES Exhibitions	34.3	(26.1)	60.4
Total GES	$ 61.3	$ (30.4)	$ 91.6

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*
Note: Amounts may not add as presented due to rounding

9 VIAD

 11  Pursuit delivered record FULL YEAR revenue  FY’22 revenue of $299.3 million increased 60% year over year and 34% from FY’19  $88.1 million was generated by new experiences acquired/opened from 2019 to present  As compared to FY’19, we drove revenue growth of 5.5% from experiences owned/open prior to 2019  Pursuit Revenue  (in millions)  Acquired/opened after 2020  Acquired/opened in 2019-2020  Owned/opened prior to 2019  New Experiences Acquired/Opened After 2020:  Forest Park Hotel (opened August 2022)  Glacier Raft Co (acquired April 2022)  FlyOver Las Vegas (opened September 2021)  Sky Lagoon (opened May 2021)  Golden Skybridge (acquired March 2021 / opened June 2021)  New Experiences Acquired/Open in 2019-2020:  Glacier Basecamp Lodge (acquired January 2020)  Open Top Touring (opened September 2020)  FlyOver Iceland (opened August 2019)  West Glacier RV Park (opened July 2019)  Mountain Park Lodges (acquired June 2019)  Belton Chalet (acquired May 2019)

PURSUIT ATTRACTION PERFORMANCE – FY



Ticket Revenue ($ Millions)
+36%
$84.5
$61.2
$114.9
2019
2021
2022

	FY'19	FY'21	FY'22	Y/Y	vs. '19
Visitors - Same-Store	2,348,069	1,072,345	1,987,007	85%	-15%
Visitors - New	67,012	450,828	944,259		
Visitors - Total	2,415,081	1,523,173	2,931,266	92%	21%
ETP	$ 34.98	$ 40.16	$ 39.21	-2%	12%
Ticket Revenue (millions)	**$ 84.5**	**$ 61.2**	**$ 114.9**	**88%**	**36%**
Same-Store ETP	*$ 35.84*	*$ 40.15*	*$ 39.26*	*-2%*	*10%*

Note: New attractions include Glacier Raft Co (acquired April 2022), FlyOver Las Vegas (opened September 2021), Sky Lagoon (opened May 2021), Golden Skybridge (acquired March 2021 / opened June 2021), Open Top Touring (opened September 2020), and FlyOver Iceland (opened August 2019). Same-store ETP is presented on a constant currency basis and excludes new attractions.

- Ticket revenue grew 88% vs. 2021 and 36% vs. 2019 driven by Refresh Build Buy expansion of our attractions portfolio
- Same-store visitor counts were 15% below 2019 as visitation (especially group) from certain long haul destination markets has yet to recover
- Attraction margins are strong but below 2019 due to:
  - Lower same-store visitation
  - Newer attractions that have yet to fully ramp

12
VIAD

PURSUIT ATTRACTION PERFORMANCE – Q4

Ticket Revenue ($ Millions)



+69%
$9.2
$10.1
$15.6
2019
2021
2022

	Q4'19	Q4'21	Q4'22	Y/Y	vs. '19
Visitors - Same-Store	271,371	170,911	225,293	32%	-17%
Visitors - New	56,487	154,874	220,916		
Visitors - Total	327,858	325,785	446,209	37%	36%
ETP	$ 28.08	$ 30.99	$ 34.90	13%	24%
Ticket Revenue (millions)	**$ 9.2**	**$ 10.1**	**$ 15.6**	**54%**	**69%**
Same-Store ETP	*$ 27.82*	*$ 28.03*	*$ 29.53*	*5%*	*6%*

Note: New attractions include Glacier Raft Co (acquired April 2022), FlyOver Las Vegas (opened September 2021), Sky Lagoon (opened May 2021), Golden Skybridge (acquired March 2021 / opened June 2021), Open Top Touring (opened September 2020), and FlyOver Iceland (opened August 2019). Same-store ETP is presented on a constant currency basis and excludes new attractions. Our same-store year-round attractions include: Banff Gondola and FlyOver Canada.

- Ticket revenue grew 54% vs. Q4'21 and 69% vs. Q4'19
- New year-round experiences continued to ramp during Q4
  - FlyOver Las Vegas visitation grew 21% vs. Q3'22 and 35% vs. Q4'21
  - Sky Lagoon visitation grew 61% vs. Q4'21
- Same-store visitors improved significantly despite extreme weather conditions in mid-December that hampered visitation

13
VIAD

 14  Pursuit LODGING PERFORMANCE – FY  Rooms revenue grew 34% vs. 2021 and 31% vs. 2019  Same-Store RevPAR and ADR up meaningfully vs. 2021 and 2019 from ongoing revenue management focus  Occupancy increased vs. 2021 and nearly reached 2019 levels  Rooms available increased 31% vs. 2019 with addition of new lodges  Note: Same-store RevPAR is presented on a constant currency basis and excludes: Forest Park Hotel (opened August 2022), Glacier Raft Co (acquired April 2022), Glacier Basecamp Lodge (acquired January 2020), West Glacier RV Park (opened July 2019), Mountain Park Lodges (acquired June 2019), and Belton Chalet (acquired May 2019).  Rooms Revenue ($ Millions)  2019  2021  2022  +31%

PURSUIT LODGING PERFORMANCE – Q4


Rooms Revenue ($ Millions)
+31%
$5.4
$6.1
$7.1
2019
2021
2022

	Q4'19	Q4'21	Q4'22	Y/Y	vs. '19
Rooms Available	104,412	110,021	107,858	-2%	3%
Occupancy %	47%	47%	52%	6%	5%
Rooms Sold	49,082	51,251	56,349	10%	15%
ADR	$ 110.63	$ 118.08	$ 126.08	7%	14%
Rooms Revenue (millions)	**$ 5.4**	**$ 6.1**	**$ 7.1**	**17%**	**31%**
RevPAR	$ 52.01	$ 55.00	$ 65.87	20%	27%
Same-Store RevPAR	*$ 55.87*	*$ 51.76*	*$ 75.58*	*46%*	*35%*
Same-Store ADR	*$ 115.39*	*$ 109.90*	*$ 129.53*	*18%*	*12%*

Note: Same-store RevPAR is presented on a constant currency basis and excludes: Forest Park Hotel (opened August 2022), Glacier Raft Co (acquired April 2022), Glacier Basecamp Lodge (acquired January 2020), West Glacier RV Park (opened July 2019), Mountain Park Lodges (acquired June 2019), and Belton Chalet (acquired May 2019). Our same-store year-round hotels include: Mount Royal Hotel, Elk+Avenue Hotel, and Grouse Mountain Lodge.

- Rooms revenue grew 17% vs. Q4'21 and 31% vs. Q4'19
- Occupancy and ADR were both higher than 2021 and 2019, reflecting strong demand for our year-round lodges in this seasonally slower quarter

15 VIAD

GES REVENUE REFLECTS CONTINUED RECOVERY AND FAVORABLE SHOW ROTATION



GES Revenue
(in millions)
$1,080
327
754
$320
117
210
$828
278
558
Spiro
GES Exhibitions
FY'19
FY'21
FY'22

Note: Total GES revenue is net of inter-segment eliminations

- FY'22 revenue of $828 million increased $508 million year-over-year
  - Same-show revenue improved significantly from 2021 but remained below 2019
  - Positive show rotation revenue of ~$26 million vs. FY'21 and ~$32 million vs. FY'19

Note: Show rotation refers to GES' major non-annual shows.

17
VIAD

18  SHOW SIZES REMAIN STRONG  18  GES continues to perform better than expected with strong customer demand  In Q4, GES Exhibitions’ same show revenue was over 90% of 2019 levels  Additionally, Spiro continues to outperform our expectations with clients’ marketing spending closely approaching 2019 levels and the addition of new clients  GES US EXHIBITIONS SAME-SHOW REVENUE*   VS. 2019 PRE-PANDEMIC OCCURRENCE  * The US same show metric compares tradeshows that occurred in the same city for both occurrences and represented between 30% and 50% of the total exhibition revenue during each of the last five quarters

 19  Ges exhibitions IMPROVED COST STRUCTURE  19  GES Exhibitions FY Revenue Flow-Through  Transformation of GES’ cost structure during pandemic enabled strong profitability as business activity accelerated in 2022  GES Exhibitions delivered 20% flow through of incremental revenue to Adjusted EBITDA during 2022  Cost structure achieved steady state run rate in 2H’22

 20  FINANCIAL OUTLOOK

 21  FINANCIAL OUTLOOK - pursuit  21  Pursuit Guidance ($millions)  Guidance ($millions)  Q1’23  FY’23  Adjusted EBITDA  ($14) to ($11)  vs. ($11.5) in Q1’22   $85 to $95  vs. $67.9 in FY’22  Revenue  $28 to $32  vs. $23.8 in Q1’22  +10% to 15%  vs. $299.3 in FY’22  Expect revenue growth in 2023 will be driven by:  Lifting of all COVID restrictions at the Canadian border  Acceleration of new experiences  Ongoing focus on improving the guest experience  Anticipate FY margin expansion as visitation increases, the performance of newer experiences improves, and pandemic-era cost pressures ease

 22  FINANCIAL OUTLOOK - ges  22  Expect GES will mostly offset the headwinds of negative show rotation revenue ($30M) and the sale of ON Services ($50M) in 2023  Exhibitions same show revenue expected to remain at ~90% of 2019 levels  Spiro clients’ marketing spend expected to be similar to 2022, plus new client wins  We intend to continue investing in Spiro to fuel growth in 2023 and beyond by expanding capabilities and adding new services  GES Guidance ($millions)  Guidance ($millions)  Q1’23  FY’23  Adjusted EBITDA  $8 to $11  vs. $2.7 in Q1’22   $48 to $58  vs. $61.3 in FY’22  Revenue  $195 to $215  vs. $153.6 in Q1’22  down ~5%  vs. $828 in FY’22

 APPENDIX

 24  Q4 AND FY REVENUE AND ADJUSTED EBITDA

 FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES  We have also provided forward−looking guidance for Adjusted EBITDA, a non−GAAP financial measure. We do not provide a reconciliation of the forward−looking guidance of Adjusted EBITDA, a non−GAAP financial measure, to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measure may be materially different from the corresponding forward-looking GAAP financial measure.  NON-GAAP FINANCIAL RECONCILIATION  25  Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES’ Corporate Accounts’ third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.  Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Hotel in Canada.  Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet.   Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts.  Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation.  Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense.

 26  NON-GAAP FINANCIAL RECONCILIATION  Remeasurement of finance lease obligation attributable to Viad represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation that is attributed to Viad’s 51% interest in Sky Lagoon.

 27  Pursuit key performance metrics  27

 28  Cash Flow and Balance Sheet highlights  28  * Capacity available is equal to $100 million total facility size less outstanding balance and letters of credit.